                                                                    EXHIBIT 10.7

                        CLOSING CONTRIBUTION, CONVEYANCE
                            AND ASSUMPTION AGREEMENT

         This Closing Contribution, Conveyance and Assumption Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on October
 ---------
____, 2001 (the "Effective Time"), is entered into by and among PENN VIRGINIA
                 --------------
OPERATING CO., LLC, a Delaware limited liability company ("PVOC"), PENN VIRGINIA
                                                           ----
CORPORATION, a Virginia corporation ("Penn Virginia"), PENN VIRGINIA RESOURCE
                                      -------------
PARTNERS, L.P., a Delaware limited partnership (the "MLP"), PENN VIRGINIA
                                                     ---
RESOURCE GP, LLC, a Delaware limited liability company ("GP LLC"), PENN VIRGINIA
                                                         ------
RESOURCE LP CORP., a Delaware corporation ("LP Corp."), WISE LLC, a Delaware
                                            --------
limited liability company ("Wise LLC"), LOADOUT LLC, a Delaware limited
                            --------
liability company ("Loadout LLC"), PVR CONCORD LLC, a Delaware limited liability
                    -----------
company ("Concord LLC") PVR LEXINGTON LLC, a Delaware limited liability company
          -----------
("Lexington LLC") PVR SAVANNAH LLC, a Delaware limited liability company
  -------------
("Savannah LLC"), KANAWHA RAIL CORP., a Virginia corporation ("KRC").
  ------------                                                 ---
                                    RECITALS
                                    --------

     WHEREAS, the MLP has been formed pursuant to the Delaware Revised Uniform Limited Partnership Act for the purpose of, among other things, serving as the managing member of PVOC, engaging in any business activity permitted to be engaged by PVOC pursuant to the Amended and Restated Limited Liability Company Agreement of PVOC and engaging in any business activity approved by GP LLC, the general partner of the MLP;

     WHEREAS, the following actions have previously been taken prior to the date hereof:

     1. Penn Virginia Holding Corp, a Delaware corporation ("Holding"), formed
                                                             -------
GP LLC, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in GP LLC.

     2. GP LLC and Holding have formed the MLP, with GP LLC contributing $20 in exchange for a 2% general partner interest and Holding contributing $980 in exchange for a 98% limited partner interest.

     3. Holding has formed Penn Virginia Resource Holdings Corp., a Delaware corporation ("Resource Holdings"), and contributed its 100% membership interest
              -----------------
in GP LLC and its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of Resource Holdings' common stock.

     4. Resource Holdings has formed LP Corp. and contributed its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of LP Corp.'s common stock.

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

     5. Resource Holdings has formed Penn Virginia Resource GP Corp., a Delaware corporation ("GP Corp."), and contributed $1,000 to it as a capital contribution
              --------
in exchange for all GP Corp.'s common stock.

     6. Penn Virginia Coal Company, a Virginia corporation ("PVCC"), has formed
                                                             ----
PVOC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in PVOC.

     7. Wise Environmental Technologies, Inc., a Virginia corporation ("Wise"),
                                                                        ----
has formed Wise LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in Wise LLC.

     8. Paragon Coal Company has formed Loadout LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in Loadout LLC.

     9. KRC has formed K Rail LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in K Rail LLC.

     10. Holding has contributed all of the common stock of PVCC to Resource Holdings as a capital contribution.

     11. PVCC has merged into PVOC, Wise has merged into Wise LLC and PCC has merged into Loadout LLC.

     12. KRC has contributed certain assets to K Rail LLC as a capital contribution.

     13. PVOC has distributed certain oil and gas interests ("Oil and Gas
                                                              -----------
Interests"), the stock of Powell River and the stock of KRC, to Resource
---------
Holdings.

     14. Resource Holdings has distributed the Oil and Gas Interests to Holding as a dividend.

     15. Holding has contributed the Oil and Gas Interests to Penn Virginia Oil & Gas Corporation as a capital contribution.

     16. Resource Holdings has contributed a portion of its membership interest in PVOC to GP LLC and a portion of its membership interest in PVOC to LP Corp. as capital contributions.

     17. Resource Holdings has contributed its membership interest in GP LLC to GP Corp. as a capital contribution.

     18. GP LLC has contributed its membership interest in PVOC to the MLP in exchange for a continuation of its 2% general partner interest in the MLP.

     19. LP Corp. has contributed its membership interest in PVOC to the MLP in exchange for a 97.5% limited partner interest in the MLP.

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

     20. KRC has contributed its membership interest in K Rail LLC to the MLP in exchange for a 0.5% limited partner interest in the MLP.

     21. The MLP has contributed its interest in K Rail LLC to PVOC as a capital contribution.

     22. The MLP has entered into a credit agreement with PNC Bank, National Association dated [__________] providing for a $70 million credit facility ("Credit Agreement").
  ----------------

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

     1. The MLP will enter into the Amended and Restated Limited Liability Company Agreement of PVOC.

     2. The MLP and General Partner will enter into that certain First Amended and Restated Agreement of Limited Partnership of the MLP ("MLP Agreement").
                                                           -------------

     3. Each of Loadout LLC, Concord LLC, Lexington LLC, Wise LLC and Savannah LLC will distribute to PVOC certain accounts receivable due from affiliates.

     4. PVOC will distribute certain accounts receivable to the MLP and the MLP will, in turn, distribute those accounts receivable to KRC, GP LLC and LP Corp., pro rata to their interests in the MLP.

     5. Certain intercompany debt of PVOC and its subsidiaries owed to affiliates of Penn Virginia will be cancelled.

     6. The limited partner interests in the MLP owned by LP Corp. will be converted into 7,234,399 subordinated units representing limited partner interests in the MLP ("Subordinated Units") and 943,617 common limited partner interests in the MLP ("Common Units"), and the limited partner interests owned
                       ------ -----
by KRC will be converted into 9,244 Common Units and 70,870 Subordinated
Units.

     7. The MLP will contribute the net proceeds of the public offering of Common Units of the MLP ("Offering") to PVOC.

     8. PVOC will repay [$____] million of indebtedness to Penn Virginia and its affiliates.

     9. Concord LLC, Lexington LLC and Savannah LLC will merge into PVOC in accordance with the Delaware Limited Liability Company Act ("Delaware LLC Act").
                                                             ----------------

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

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                                    Article I
                                   Recordation

     Section 1.1 Recordation of Evidence of Ownership of Assets. In connection
                 ----------------------------------------------
with the mergers under the Delaware LLC Act that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such mergers are located may require that documents be recorded by the entities resulting from such mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   Article II
             Distributions of Various Assets, Cancellation of Debt, Conversion of Limited Partnership Interests and Mergers

     Section 2.1 Distributions of Loadout LLC, Concord LLC, Lexington LLC, Wise
                 --------------------------------------------------------------
LLC and Savannah LLC to PVOC. Each of Loadout LLC, Concord LLC, Lexington LLC,
----------------------------
Wise LLC and Savannah LLC hereby grant, contribute, transfer, assign and convey to PVOC, its successors and assigns, all right, title and interest of such entity in and to the accounts receivable as listed on Exhibit A and PVOC hereby accepts such assets as a dividend.

     Section 2.2 Distribution of PVOC to the MLP. PVOC hereby grants,
                 -------------------------------
contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interests of PVOC in and to the accounts receivable as listed on Exhibit B and the MLP hereby accepts such assets as a dividend.

     Section 2.3 Distribution of MLP to KRC, GP LLC and LP Corp. MLP hereby
                 ----------------------------------------------
grants, contributes, transfers, assigns and conveys to the KRC, GP LLC and LP Corp., their successors and assigns, pro rata in accordance with their percentage interests in the MLP as at the date hereof, all right, title and interests of the MLP to the accounts receivable as listed on Exhibit B and such entities hereby accept such assets as a dividend.

     Section 2.4 Cancellation of Intercompany Debt. The debt of PVOC and its
                 ---------------------------------
subsidiaries owed to Penn Virginia Corporation and its affiliates as listed on Exhibit C is hereby cancelled.

     Section 2.5 Mergers of Concord LLC, Lexington LLC and Savannah LLC into
                 -----------------------------------------------------------
PVOC. Concord LLC, Lexington LLC and Savannah LLC merge into PVOC by taking the
----
steps, executing the documents and making the filings necessary to effect such merger in accordance with the Delaware LLC Act.

     Section 2.6 Conversion of limited partner interests. The limited partner
                 ---------------------------------------
interests in the MLP owned by LP Corp. will be converted into 7,234,399 subordinated units representing limited partner interests in the MLP ("Subordinated Units") and 943,617 Common Units, and the limited partner interests owned by KRC will be converted into 9,244 Common Units and 70,870 Subordinated Units in accordance with Section 5.2 of the MLP Agreement.

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     Section 2.7 Credit Agreement Borrowing. The parties acknowledge that the
                 --------------------------
MLP has borrowed [$83] million under the Credit Agreement.

                                  ARTICLE III
                      Public Offering and Use of Proceeds

     Section 3.1 Public Cash Distribution. The parties to this Agreement
                 ------------------------
acknowledge a cash contribution to the MLP of $________ ($________ after payment of underwriting discounts and commissions) from the Offering in exchange for [6,352,408] Common Units.

     Section 3.2 MLP Cash Contribution. The MLP hereby contributes cash in the
                 ---------------------
amount of $[net amount received from the Offering less payment of $4.1 million for fees and expenses in connection with the Offering and related transactions] to PVOC and PVOC hereby accepts such cash contribution as a contribution to the capital of PVOC.

     Section 3.3 PVOC Use of Proceeds. The parties to this Agreement acknowledge
                 --------------------
that PVOC has used the cash received as set forth in Section 3.2 above as follows: (a) repayment of $114.1 million of debt owed to Penn Virginia Corporation and its affiliates; and (b) for general partnership purposes.

                                  ARTICLE IV
                              Further Assurances

     Section 4.1 Further Assurances. From time to time after the date hereof,
                 ------------------
and without any further consideration, each of Loadout LLC, Concord LLC, Lexington LLC, Wise LLC, Savannah LLC, MLP and PVOC shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in the MLP, PVOC, KRC, GP LLC or LP Corp. and their successors and assigns, as appropriate, beneficial and record title to the interests hereby contributed and assigned to the MLP, PVOC, KRC, GP LLC or LP Corp. or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     Section 4.2 Other Assurances. From time to time after the date hereof, and
                 ----------------
without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE V
                                 Miscellaneous

     Section 5.1 Order of Completion of Transactions. The transactions provided
                 -----------------------------------
for in Article II of this Agreement shall be completed on the date of this Agreement, immediately prior to the consummation of the Offering, in the order set forth in that article.

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     Section 5.2 Headings; References; Interpretation. All article and section
                 ------------------------------------
headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     Section 5.3 Successors and Assigns. The Agreement shall be binding upon and
                 ----------------------
inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     Section 5.4 No Third Party Rights. The provisions of this Agreement are
                 ---------------------
intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     Section 5.5 Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     Section 5.6 Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

     Section 5.7 Severability. If any of the provisions of this Agreement are
                 ------------
held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     Section 5.8 Amendment or Modification. This Agreement may be amended or
                 -------------------------
modified from time to time only by the written agreement of all the parties hereto.

     Section 5.9 Integration. This Agreement supersedes all previous
                 -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


PVOC: PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


PENN VIRGINIA:         PENN VIRGINIA CORPORATION, a Virginia corporation


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


MLP:                   PENN VIRGINIA RESOURCE PARTNERS, L.P., a Delaware limited
                       partnership
                       By: Penn Virginia Resource GP, LLC, a Delaware limited liability company, its general partner

                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


GP LLC: PENN VIRGINIA RESOURCE GP, LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------

LP CORP.:              PENN VIRGINIA RESOURCE LP CORP., a Delaware corporation


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


WISE LLC:              WISE LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


LOADOUT LLC:           LOADOUT LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


KRC:                   KANAWHA RAIL CORP., a Virginia corporation


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


CONCORD LLC:           PVR CONCORD LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------

LEXINGTON LLC:         PVR LEXINGTON LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------


SAVANNAH LLC:          PVR SAVANNAH LLC, a Delaware limited liability company


                       By:
                           -----------------------------------------------------
                       Name:
                             ---------------------------------------------------
                       Title:
                              --------------------------------------------------

                                   Exhibit A
                                   ---------



                                   Exhibit A
             to Contribution, Conveyance and Assumption Agreement

                                   Exhibit B
                                   ---------



                                   Exhibit B
             to Contribution, Conveyance and Assumption Agreement

                                   Exhibit C
                                   ---------




                                   Exhibit C
             to Contribution, Conveyance and Assumption Agreement
                                      -1-